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                                                                 Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Robotic Vision Systems, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Pat V. Costa, Chairman, President and Chief Executive Officer, and Jeffrey P. Lucas, Chief Financial Officer, of the Company, each certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     /s/ Pat V. Costa
                                                     ---------------------------
                                                     Pat V. Costa
                                                     Chairman, President, CEO


                                                     /s/ Jeffrey P. Lucas
                                                     ---------------------------
                                                     Jeffrey P. Lucas
                                                     Chief Financial Officer

October 31, 2003